Exhibit 99



                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Aries Ventures Inc. (the "Company") with the Securities and Exchange Commission of its Annual Report on Form 10-KSB for the Fiscal Year Ended September 30, 2000 (the "Report"), each of the undersigned does hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



                                       /s/ MARK S. ZUCKER
                                       ------------------------
Date:  December 23, 2002               By:  Mark S. Zucker
                                            Chairman of the Board
                                            of Directors


                                       /s/ ROBERT N. WEINGARTEN
                                       ------------------------
Date:  December 23, 2002               By:  Robert N. Weingarten
                                            President and Chief
                                            Financial Officer